Exhibit 99.1

PRESS RELEASE

November 22, 2021

Ericsson to acquire Vonage for USD 6.2 billion to spearhead the creation of a global network and communication platform for open innovation

•	Ericsson enters into agreement for USD 6.2 billion cash offer to acquire Vonage, a global provider of cloud-based communications, with unanimous approval of the Vonage Board of Directors

•	Acquisition underlines Ericsson strategy to expand its presence in wireless enterprise and broaden its global offerings

•

Robust performance and growth prospects are built on the Vonage Communications Platform (VCP), which delivers about 80% of Vonage’s total revenues and serves more than one million registered developers globally

•	Transaction expected to be accretive to Ericsson’s EPS (excluding non-cash amortization impacts) and free cash flow before M&A from 2024 onwards

•	Closing expected in the first half of 2022, subject to Vonage shareholder approval, regulatory approvals, and other customary conditions

Ericsson (NASDAQ: ERIC) has entered into an agreement to acquire Vonage (NASDAQ: VG) for USD 21 per share. This represents a total acquisition price of approximately USD 6.2 billion (Enterprise Value).

The merger agreement was approved unanimously by the Board of Vonage. The transaction builds upon Ericsson’s stated intent to expand globally in wireless enterprise, offering existing customers an increased share of a market valued at USD 700 billion by 2030.

Börje Ekholm, President and CEO of Ericsson, says: “The core of our strategy is to build leading mobile networks through technology leadership. This provides the foundation to build an enterprise business. The acquisition of Vonage is the next step in delivering on that strategic priority. Vonage gives us a platform to help our customers monetize the investments in the network, benefitting developers and businesses. Imagine putting the power and

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PRESS RELEASE

November 22, 2021

capabilities of 5G, the biggest global innovation platform, at the fingertips of developers. Then back it with Vonage’s advanced capabilities, in a world of 8 billion connected devices. Today we are making that possible.”

“Today Network APIs are an established market for messaging, voice and video, but with a significant potential to capitalize on new 4G and 5G capabilities. Vonage’s strong developer ecosystem will get access to 4G and 5G network APIs, exposed in a simple and globally unified way. This will allow them to develop new innovative global offerings. Communication Service Providers will be able to better monetize their investments in network infrastructure by creating new API driven revenues. Finally, businesses will benefit from the 5G performance, impacting operational performance, and share in new value coming from applications on top of the network.”

Rory Read, CEO of Vonage, says: “Ericsson and Vonage have a shared ambition to accelerate our long-term growth strategy. The convergence of the internet, mobility, the cloud and powerful 5G networks are forming the digital transformation and intelligent communications wave, which is driving a secular change in the way businesses operate. The combination of our two companies offers exciting opportunities for customers, partners, developers and team members to capture this next wave.”

“We believe joining Ericsson is in the best interests of our shareholders and is a testament to Vonage’s leadership position in business cloud communications, our innovative product portfolio, and outstanding team.”

For Ericsson, the acquisition builds on the success of the integration of Cradlepoint in September 2020. Cradlepoint has continued to develop strongly under Ericsson’s ownership.

Vonage and the Vonage Communications Platform (VCP)

Vonage, a global provider of cloud-based communications, has a strong track record of growth and margin evolution. Sales were USD 1.4 billion in the 12-month period to 30 September 2021, and over the same period, Vonage delivered an adjusted EBITDA margin of 14% and free cash flow of USD 109 million.

The cloud-based Vonage Communications Platform (VCP) serves over 120,000 customers and more than one million registered developers globally. The API (Application Programming Interface) platform within VCP allows developers to embed high quality communications - including messaging, voice and video - into applications and products, without back-end infrastructure or interfaces. Vonage also provides Unified Communications as a Service (UCaaS) and Contact Center as a Service (CCaaS) solutions as part of the Vonage Communications Platform.

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PRESS RELEASE

November 22, 2021

VCP accounts for approximately 80% of Vonage’s current revenues and delivered revenue growth in excess of 20% in the three-year period to 2020, with adjusted EBITDA margins moving from -19% in 2018 to break-even in the 12-month period to 30 September 2021. Vonage’s management team projects annual growth of over 20% for VCP in the coming years.

Ericsson and Vonage – creating a winning combination

Vonage’s presence in the Communication Platform as a Service (CPaaS) segment will provide Ericsson with an opportunity to access a complementary, substantial and high growth segment. With increasing investments in 4G and 5G - and a flourishing ecosystem of new applications and use cases leveraging the power of modern networks - demand from enterprises for programmable networks has been accelerating. CPaaS technologies democratize network access by offering API-enabled communications services. The CPaaS market is expected to reach USD 22 billion by 2025, growing at 30% annually. In addition, Ericsson’s global leadership in 5G technology is expected to provide access to the developing space for open network APIs, which is expected to reach at least USD 8 billion by the end of the decade with a strong growth profile. CSP customers will also benefit from monetizing their network investments, optimizing the user experience and stimulating additional growth opportunities with new and advanced global network APIs and access to Vonage’s unified communications and contact center solutions.

The combination of Vonage’s customer base and developer community and Ericsson’s deep network expertise, 26,000 R&D specialists and global reach creates opportunities to accelerate standalone strategies and innovation in the market. This includes accelerating enterprise digitalization and developing advanced APIs made possible by 5G; putting the power of the wireless network and communications at the fingertips of the developer. Such APIs can be applied to help ensure the quality of critical services like telemedicine, immersive virtual education and autonomous vehicles as well as experiential performance benefits in gaming, augmented and extended reality, over wireless.

In the longer term, Ericsson intends to offer value benefits to the full ecosystem – telecom operators, developers, and businesses – by creating a global platform for open network innovation, built on Ericsson and Vonage’s complementary solutions.

Overview of the transaction

The acquisition will be conducted by means of a merger agreement through which Ericsson will acquire all of Vonage’s outstanding shares at an all-cash price of USD 21 per share. The merger consideration represents a premium of 28% to Vonage’s closing share price on 19 November 2021 of USD 16.37 per share, and a premium of 34% to the volume-weighted average share price over the 3 months to 19 November 2021 of USD 15.71 per share.

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PRESS RELEASE

November 22, 2021

The acquisition will be financed through Ericsson’s existing cash resources, which amounted to SEK 88 billion as of 30 September 2021 on a gross basis, and SEK 56 billion on a net basis as of the same date.

The transaction is expected to deliver near-term revenue synergy opportunities, including white-labelling and cross-selling of the combined product portfolio estimated to contribute USD 0.4 billion by 2025. Ericsson also expects to achieve some cost efficiencies following completion of the transaction.

The transaction is expected to be accretive to EPS (excluding non-cash amortization impacts) and free cash flow before M&A from 2024 onwards.

On completion, Vonage will become a wholly owned subsidiary of Ericsson and will continue to operate under its existing name. It will be reported as a separate segment in Ericsson accounts. Vonage is headquartered in Holmdel, New Jersey in the United States with 2,200 employees throughout the United States, EMEA and APAC. Vonage’s employees will remain with the company and the Vonage CEO Rory Read will join the Executive Team of Ericsson, reporting to President and CEO, Börje Ekholm. Read joined Vonage as CEO in July 2020. With more than three decades’ global technology industry experience, Read was previously Chief Operating Executive for Dell Technologies and before that, CEO of Advanced Micro Devices (AMD).

Ericsson remains fully committed to previously communicated financial targets, including long-term EBITA margins of 15-18%; long term FCF before M&A of 9-12% of sales; and a 2022 target EBIT margin of 12-14% for Ericsson Group excluding Vonage.

Completion of the transaction is subject to Vonage shareholder approval, regulatory approvals and other customary conditions and is expected within the first half of 2022.

Additional Details of the Transaction

The Vonage Board of Directors unanimously approved the transaction. The Board of Directors of Vonage recommends that Vonage shareholders approve the transaction and adopt the merger agreement.

The agreement is a result of a comprehensive review of strategic alternatives to maximize shareholder value. The Vonage Board of Directors authorized the review of strategic alternatives, which included outreach to a number of potential strategic and financial parties. Qatalyst Partners is serving as financial advisor and Weil, Gotshal & Manges LLP is serving as legal advisor in connection with the strategic review and transaction.

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PRESS RELEASE

November 22, 2021

INVITATION TO MEDIA AND ANALYST CALL

Ericsson will hold two conference calls for journalists, financial analysts, and investors. Börje Ekholm, President and CEO and Carl Mellander, Chief Financial Officer will make brief comments and take questions.

Conference call 9:10 AM CET

The first conference call will begin November 22, at 9:10 AM CET (8:10 AM GMT in London and 3:10 AM EST in New York).

Join the audio webcast or please go to www.ericsson.com/investors

To ask a question, please call:

Sweden: +46 (0)8 566 426 51 (Toll-free Sweden: 0200 883 685)

International/UK: +44 (0)333 300 0804 (Toll-free UK: 0800 358 9473)

US: +1 631 913 1422 (Toll-free US: +1 855 85 70686)

PIN code: 89920727#

Please call in at least 15 minutes before the briefing starts.

The webcast will be available on-demand after the event and can be viewed on our website.

Conference call 3:30 PM CET

The second conference call will begin November 22, at 3:30 PM CET (2:30 PM GMT in London and 9:30 AM EST in New York).

Join the audio webcast or please go to www.ericsson.com/investors

To ask a question, please call:

Sweden: +46 (0)8 566 426 51 (Toll-free Sweden: 0200 883 685)

International/UK: +44 (0)333 300 0804 (Toll-free UK: 0800 358 9473)

US: +1 631 913 1422 (Toll-free US: +1 855 85 70686)

PIN code: 26077162#

Please call in at least 15 minutes before the briefing starts.

The webcast will be available on-demand after the event and can be viewed on our website.

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PRESS RELEASE

November 22, 2021

About Ericsson

Ericsson enables communications service providers to capture the full value of connectivity. The company’s portfolio spans Networks, Digital Services, Managed Services, and Emerging Business and is designed to help our customers go digital, increase efficiency and find new revenue streams. Ericsson’s investments in innovation have delivered the benefits of telephony and mobile broadband to billions of people around the world. The Ericsson stock is listed on Nasdaq Stockholm and on Nasdaq New York. www.ericsson.com

About Vonage

Vonage (Nasdaq:VG), a global cloud communications leader, helps businesses accelerate their digital transformation. Vonage’s Communications Platform is fully programmable and allows for the integration of Video, Voice, Chat, Messaging and Verification into existing products, workflows and systems. Vonage’s fully programmable unified communications and contact center applications are built from the Vonage platform and enable companies to transform how they communicate and operate from the office or anywhere, providing enormous flexibility and ensuring business continuity. Vonage Holdings Corp. is headquartered in New Jersey, with offices throughout the United States, Europe, Israel and Asia. To follow Vonage on Twitter, please visit twitter.com/vonage. To become a fan on Facebook, go to facebook.com/vonage. To subscribe on YouTube, visit youtube.com/vonage.

Vonage Investor Contact: Monica Gould, 212.871.3927, ir@vonage.com

Vonage Media Contact: Jo Ann Tizzano, 732.365.1363, joann.tizzano@vonage.com

Additional Information and Where to Find It

In connection with the proposed merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO IN THEIR ENTIRETY WHEN FILED WITH THE SEC, AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE BUSINESS TO BE

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PRESS RELEASE

November 22, 2021

CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or upon request by contacting the Company, Investor Relations, via email at ir@vonage.com. The Company’s filings with the SEC are also available on the Company’s website at https://ir.vonage.com/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 26, 2021 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 19, 2021. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed merger.

Vonage Forward-looking statements

This communication contains forward-looking statements, including statements regarding the effects of the proposed acquisition of the Company by Ericsson, that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this communication that are not historical facts or information may be forward-looking statements. The forward-looking statements in this communication are based on information available at the time the statements are made and/or management’s belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; the impact of the COVID-19 pandemic; the competition we face; the expansion of competition in the cloud communications market; risks related to the acquisition or integration of businesses we have acquired; our ability to adapt to rapid changes in the cloud communications market; the

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PRESS RELEASE

November 22, 2021

nascent state of the cloud communications for business market; our ability to retain customers and attract new customers cost-effectively; developing and maintaining market awareness and a strong brand; developing and maintaining effective distribution channels; security breaches and other compromises of information security; risks associated with sales of our services to medium-sized and enterprise customers; our reliance on third-party hardware and software; our dependence on third-party vendors; system disruptions or flaws in our technology and systems; our ability to comply with data privacy and related regulatory matters; our ability to scale our business and grow efficiently; the impact of fluctuations in economic conditions, particularly on our small and medium business customers; the effects of significant foreign currency fluctuations; our ability to obtain or maintain relevant intellectual property licenses or to protect our trademarks and internally developed software; fraudulent use of our name or services; restrictions in our debt agreements that may limit our operating flexibility; our ability to obtain additional financing if required; retaining senior executives and other key employees; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; risks associated with legislative, regulatory or judicial actions regarding our business products; reliance on third parties for our 911 services; liability under anti-corruption laws or from governmental export controls or economic sanctions; actions of activist shareholders; risks associated with the taxation of our business; governmental regulation and taxes in our international operations; our history of net losses and ability to achieve consistent profitability in the future; our ability to fully realize the benefits of our net operating loss carry-forwards if an ownership change occurs; risks associated with the settlement and conditional conversion of our Convertible Senior Notes; potential effects the capped call transactions may have on our stock in connection with our Convertible Senior Notes; certain provisions of our charter documents; and other factors that are set forth in the “Risk Factors” in our Annual Report on Form 10-K and in the Company’s Quarterly Reports on Form 10-Q filed with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to today.

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